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                                                                   EXHIBIT 10.42

                                                        * Confidential Treatment
                                                          Requested


             FIRST AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT
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                               AND MUTUAL RELEASE
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______________ THIS FIRST AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT AND
MUTUAL RELEASE (the "Amendment") is made and entered into as of May 1, 1996 by
                     ---------
and among BRADLEY C. BURGESS, JAMES W. SCHLESING, J. ROBERT WHITE, JR., CBS INVESTMENT REALTY OF CALIFORNIA, INC., an Arizona corporation, and KOLL MANAGEMENT SERVICES, INC., a Delaware corporation. Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the "Purchase Agreement" (as such term is defined in Recital A below). This Amendment is made with reference to the following facts:

                                R E C I T A L S:
                                - - - - - - - -

               A. The parties hereto have previously entered into that certain Stock and Asset Purchase Agreement dated March 4, 1995, effective as of January 1, 1995 (the "Purchase Agreement").
              ------------------

               B. The parties hereto now desire to amend the Purchase Agreement with respect to the payment of Installment Payments and to provide to each other a mutual release of all claims with respect to the transactions contemplated by the Purchase Agreement, all as hereinafter set forth.

               NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Purchase Agreement as follows:

                               A G R E E M E N T:
                               - - - - - - - - -
______________ 1.  Buy-Out of Installment Payments. Notwithstanding any
                   -------------------------------
provisions in the Purchase Agreement to the contrary, Buyer shall pay each
Individual Seller an amount equal to   *   Dollars ($   *   ) (the "Buy-Out
Amount") in full satisfaction of Buyer's obligation to pay Installment Payments. Each Individual Seller's




                                                        * Confidential Treatment
                                                          Requested
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Buy-Out Amount shall accrue simple interest at the rate of nine percent (9%) per annum from May 1, 1996, and shall be payable as follows:

                    (a)         *       Dollars ($   *   ) plus accrued interest
     on such initial installment only shall be due and payable concurrently with Buyer's execution of this Amendment.

                    (b) Accrued interest shall be payable quarterly in arrears commencing July 1, 1996 and continuing on the first day of each calendar quarter thereafter until the Buy-Out Amount is paid in full.

                    (c)       *     Dollars ($   *   ) plus accrued interest on
     the outstanding and unpaid Buy-Out Amount shall be due and payable on each of May 1, 1997, May 1, 1998 and May 1, 1999.

Buyer's obligation to pay each Individual Seller the Buy-Out Amount shall be fully recourse and unsecured.


               2.   Mutual Release.
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                    (a)  Except for all of the covenants, obligations and
     undertakings set forth in this Amendment, Buyer's obligations under the Installment Notes, Buyer's assumption of liabilities with respect to the tenant leases of Corporate Seller and Companies and with respect to the Bank One indebtedness, Buyer's obligations under Section 9.14(d) of the Purchase Agreement, and each Seller's obligations under Section 1.6 of the Purchase Agreement, each party for itself and on behalf of its successors and assigns, hereby fully and forever waives, releases, and discharges the other parties hereto, and such other parties' "Related Parties" (as such term is defined below in this Paragraph 2(a)), of and from all manner of action or actions, cause or causes of action, at law or in equity, suits, debts, liens, contracts, agreements, rights, promises, liabilities, claims, obligations, demands, damages, losses, costs, penalties, fees (including, without limitation, attorney's fees), and/or expenses, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, concealed or hidden, fixed or contingent (collectively, the "Claims"), which any one (1)
                                                     ------
     or more of such releasors now have, ever had, or may hereafter have against any one (1) or more of such releasees, by reason of any matter, cause, or thing whatsoever arising out of or related in any way to (i) the transactions contemplated by the Purchase Agreement,

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                                                        * Confidential Treatment
                                                          Requested
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     (ii) the Purchase Agreement, and/or (iii) any documents or other instruments executed and delivered in connection with the Purchase Agreement. The term "Related Parties" means, in the case of any party, such
                          ---------------
     party's agents, representatives, related entities, affiliates, partnerships, partners, investors, shareholders, officers, directors, employees, subsidiaries, receivers, successors, assigns, and attorneys past and present, and any and all parties acting by, through, or in concert with such party.

               (b) Each party intends, through the releases provided above in Paragraph 2(a), to fully, and finally, and forever settle, release, and extinguish (as a full and final accord and satisfaction) all Claims existing between or among the parties and referenced in Paragraph 2(a), except for Claims excluded under such Paragraph. In furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases of the relevant claims released notwithstanding the discovery of the existence of any additional Claims or facts related thereto. Accordingly, as a condition of this Amendment, each party hereby acknowledges that any and all releases made by such party pursuant to Paragraph 2(a) shall extend to any and all Claims which such releasor does not know or suspect to exist in such releasor's favor at the time this Amendment is fully executed and delivered, even if the knowledge of such Claims on the part of such releasor would have materially affected such releasor's settlement with such releasor's releasees hereunder.

               (c) While the parties acknowledge that this Amendment provides for specific releases, they hereby expressly waive and relinquish all rights and benefits they may have under Section 1542 of the Civil Code of the State of California with respect to the Claims that are the subject of the releases set forth in Paragraph 2(a) above. Civil Code Section 1542 reads as follows:

         "(S)1542 [CERTAIN CLAIMS NOT AFFECTED BY GENERAL RELEASE.] A GENERAL
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     RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR
     SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               (d) Each party understands and acknowledges the significance and consequences of such release and specific waiver of California Civil Code
     Section 1542 and has been advised by independent legal counsel concerning the same.

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               3.   Cross Default. In the event of a default under any
                    -------------
Installment Note resulting in a right of the holder thereof to accelerate the principal balance thereof, then, at the option of each Individual Seller, the entire balance of such Individual Seller's Buy-Out Amount, together with all accrued interest thereon, upon written notice to Buyer, shall immediately become due and payable. Failure of Buyer to make any installment of a Buy-Out Amount or interest thereon due under this Amendment within ten (10) days of its due date shall constitute a default under each Installment Note providing each holder thereof the right to make immediate demand for payment of the entire balance of principal of such Installment Note, together with all accrued interest thereon.

               4.   Covenant Not to Compete. The covenants contained in Section
                    -----------------------
1.6 of the Purchase Agreement shall terminate and be of no further force or effect as to all of the Sellers in the event Buyer is in breach of this Amendment by reason of the failure to pay an Individual Seller any sum due such Individual Seller under this Amendment by the due date thereof where such failure continues for ten (10) days after written notice thereof from such Individual Seller specifying such failure. Failure to pay Individual Sellers any sum otherwise due Individual Sellers under this Amendment by reason of the exercise by Buyer of its offset rights set forth in Section 8.2(a)(3) of the Purchase Agreement shall not constitute a breach under this Amendment resulting in a termination of the covenants contained in Section 1.6 of the Purchase Agreement.

               5.   Miscellaneous.
                    -------------

                    (a) Each party hereto agrees to perform any further acts, and to execute and deliver (with acknowledgment, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment and the transactions contemplated herein.

                    (b) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

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               (c)  This Amendment and the Purchase Agreement (as hereby
     amended) together contain and constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and this Amendment and the Purchase Agreement, as hereby amended, may not be modified, amended, or otherwise changed in any manner, except as provided in the Purchase Agreement (as hereby amended).

               (d) This Amendment is solely for the benefit of the parties hereto and no other person or entity is entitled to rely upon or benefit from this Amendment or any term hereof or thereof.

               (e) Should any litigation be commenced between or among the parties or their representatives concerning any provision of this Amendment or the rights and duties of any person or entity in relation thereto, the party prevailing in such litigation, whether by out-of-court settlement or final judgment, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees reasonably incurred in such litigation.

               (f) Every provision of this Amendment is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

               (g)  Assignment. Neither this Amendment, nor any of the rights or
                    ----------
     obligations hereunder, may be assigned by any Seller without the prior written consent of Buyer, nor by Buyer without the prior written consent of Sellers. Subject to the foregoing, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their, respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

               (h)  Notices. Unless otherwise provided herein, any notice,
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     request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by commercial courier, telegraph, telex or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested, as follows:

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If to Individual Sellers or                   Bradley C. Burgess
Corporate Seller:                        4707 East Roadrunner Place
- ------------------------------------     Paradise Valley, Arizona  85253
                                         Telephone No.:  (602) 922-3522

                                              James W. Schlesing
                                         5801 East Exeter Boulevard
                                         Phoenix, Arizona  85018
                                         Telephone No.: (602) 994-3112

With a copy to:                               O'Connor, Cavanagh, Anderson,
                                         Westover, Killingsworth & Beshears
                                         One East Camelback Road
                                         Suite 1100
                                         Phoenix, Arizona  85012-1656
                                         Attention:  Karen L. Liepmann, Esq.
                                         Telephone No.:  (602) 263-2400
                                         Facsimile No.:  (602) 263-2900

If to New Mexico Seller:                      J. Robert White, Jr.
                                         1605 Kit Carson Avenue SW
                                         Albuquerque, New Mexico  87104
                                         Telephone No.:  (505) 766-9817

With a copy to:                               O'Connor, Cavanagh, Anderson,
                                         Westover, Killingsworth & Beshears
                                         One East Camelback Road
                                         Suite 1100
                                         Phoenix, Arizona  85012-1656
                                         Attention:  Karen L. Liepmann, Esq.
                                         Telephone No.:  (602) 263-2400
                                         Facsimile No.:  (602) 263-2900

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If to Buyer:                                  Koll Management Services, Inc.
                                         4343 Von Karman Avenue
                                         Newport Beach, California  92660
                                         Attn:  President
                                         Telephone No.: (714) 833-3030
                                         Facsimile No.: (714) 833-8635

With a copy to:                               Allen, Matkins, Leck, Gamble &
                                         Mallory
                                         18400 Von Karman Avenue
                                         4th Floor
                                         Irvine, California  92715
                                         Attn:  Thomas C. Foster, Esq.
                                         Telephone No.: (714) 553-1313
                                         Facsimile No.: (714) 553-8354


          Any such notice or other communication shall be deemed received and effective upon the earlier of (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if delivered by commercial carrier, one (1) day following the receipt of such communication by such carrier from the sender, as shown on the sender's delivery invoice from such carrier; (c) if mailed, forty-eight (48) hours after the date of posting by the United States Post Office as shown by the sender's registry or certification receipt, as the case may be; (d) if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; or (e) if given by telex or telecopy, when sent. Any reference herein to the date of receipt, delivery, or giving, as the case may be, of any notice or other communication shall refer to the date such communication becomes effective under the terms of this section. Any notice or other communication sent by cable, telex, or telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Notice of change of address shall be given by written notice in the manner detailed in this section. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice or other communication sent.

          (i)  Publicity. Neither Sellers nor Buyer shall issue any press
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     release or make any public statement regarding the transactions contemplated hereby (including, but not limited to, any press release or public statement announcing the execution of this Amendment or the consummation of the transactions contemplated hereby), without the prior approval of the other parties hereto.

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          (j)  The Paragraph headings used in this Amendment are for reference purposes only, and are not intended to be used in construing this Amendment. As used in this Amendment, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa. The Recitals set forth in this Amendment are incorporated into this Amendment by this reference and expressly made a part of this Amendment for all purposes. Time is of the essence of this Amendment. The provisions of this Amendment shall be construed and enforced in accordance with the laws of the State of California. Each party hereto acknowledges, represents, and warrants that (i) each party hereto is of equal bargaining strength; (ii) each such party has actively participated in the drafting, preparation, and negotiation of this Amendment; (iii) each such party hereto and such party's independent counsel have reviewed this Amendment; and (iv) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment, any portion hereof or any amendments hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.


      "Individual Sellers"
                                       BRADLEY C. BURGESS


                                       JAMES W. SCHLESING

      "New Mexico Seller"
                                       J. ROBERT WHITE, JR.

      "Corporate Seller"
                                              CBS INVESTMENT REALTY OF
                                       CALIFORNIA, INC., an Arizona corporation


                                       By:
                                           Name:
                                           Title:


- ----------------------------------------

      "Buyer"                                 KOLL MANAGEMENT SERVICES, INC.,
                                       a Delaware corporation


                                       By:
                                           Name:
                                           Title:

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